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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
        Date of Report (date of earliest event reported): August 7, 2007

                          PEDIATRIX MEDICAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           Florida                  001-12111              65-0271219
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       (State or Other            (Commission            (IRS Employer
Jurisdiction of Incorporation)     File Number)        Identification No.)


                              1301 Concord Terrace
                             Sunrise, Florida 33323


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                     (Address of principal executive office)

Registrant's telephone number, including area code (954) 384-0175
                                                    -------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 2.02  Results of Operations and Financial Condition.

On August 7, 2007, Pediatrix Medical Group, Inc. (the "Company") issued a press release ("Press Release") announcing its results of operations for the year ended December 31, 2006 and for the three months ended March 31, 2007. The Press Release also announced that the Company has filed its Form 10-K for the year ended December 31, 2006 and Forms 10-Q for the periods ended June 30, and September 30, 2006 and March 31, 2007 with the Securities and Exchange Commission ("SEC"). In addition, the Press Release announced that the Company restated prior financial statements in its Form 10-K covering periods through March 31, 2006 to reflect the recording of additional stock-based compensation expense of $33.2 million, before tax adjustments. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 7, 2007, the Company also issued a separate press release ("Second Quarter Press Release") announcing its results of operations for the three and six months ended June 30, 2007. A copy of the Second Quarter Press Release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed "filed" with the SEC nor incorporated by reference in any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 8.01  Other Events.

The Company also announced in the Second Quarter Press Release that its Board of Directors authorized a share repurchase program, pursuant to which the Company may purchase up to $100 million of its common stock in open market purchases based upon price, general economic and market conditions and trading restrictions.


Item 9.01  Financial Statements and Exhibits

   (d)   Exhibits.
       99.1 -- Press Release dated August 7, 2007.
       99.2 -- Press Release dated August 7, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PEDIATRIX MEDICAL GROUP, INC.

Date: August 7, 2007                       By: /s/ Karl B. Wagner
                                               ---------------------------------
                                               Name: Karl B. Wagner
                                               Title: Chief Financial Officer

                                  EXHIBIT INDEX

 Exhibit No.     Description
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    99.1         Press Release dated August 7, 2007

    99.2         Press Release dated August 7, 2007